                                                                   EXHIBIT 10.70


                COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

        THIS AGREEMENT is made this 31st day of May, 1993 (the "Effective
Date") by and between EISAI CO., LTD. ("Eisai"), a Japanese corporation with its principal executive offices at 6-10, Koishikawa 4-chome, Bunkyo-ku, Tokyo 112-88, Japan, and GENPHARM INTERNATIONAL, INC. ("GenPharm"), a
California corporation with its principal executive offices at 297 North Bernardo Avenue, Mountain View, California 94043, United States of America.

                                   RECITALS

        A. Eisai and GenPharm previously executed a letter of intent dated March 30, 1993, contemplating the conduct by GenPharm, with the close cooperation of Eisai, of a program of research and development with the goal of generation of anti-CD4 human monoclonal antibodies in transgenic mice suitable for use in human therapy and diagnostics, and supply by GenPharm to Eisai of preclinical and clinical grade antibody material for Japanese preclinical and clinical studies in accordance with the requirements of Japanese regulatory authorities.

        B. The parties wish to set forth their agreement regarding such program of research and development.

                                   AGREEMENT

        In consideration of their mutual promises and covenants, Eisai and GenPharm agree as follows:

                            ARTICLE I - DEFINITIONS

        The following terms when used in this Agreement shall have the respective meanings assigned to them below.


-----------
Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as "[*****]".

        1.01 Affiliate of either party or other entity shall mean any
             ---------
corporation, firm, association or other legal entity that directly or indirectly controls, is controlled by, or is under common control with, such entity, but only for so long as said control continues. For purposes of this definition, "control" means possession of the power, whether or not normally exercised, to direct the management and affairs of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. In the case of a corporation, the direct or indirect ownership of 50% or more of its outstanding voting shares shall in any case be deemed to confer control, while the ownership of a lower percentage of such securities shall not necessarily preclude the existence of control.

        1.02 Affiliate and Sublicensee Revenues shall mean all consideration
             ----------------------------------
except for purchase price of Anti-CD4 Antibodies received by Eisai from Affiliates or sublicensees that is fairly attributable to Eisai's sales of Anti-CD4 Antibodies or sublicensing of rights under GenPharm Patent Rights or GenPharm Know-How in Other Asian Countries, including such consideration received in the form of license fees, initial payments, technical assistance fees and royalties.

        1.03 Anti-CD4 Antibodies shall mean human anti-CD4 monoclonal antibodies
             -------------------
produced from Transgenic Mice (as hereinafter defined) and developed in the course of the Research Program (as hereinafter defined).

        1.04 Date of First Commercial Sale shall mean the date on which Anti-CD4
             -----------------------------
Antibodies are first sold by Eisai in Japan in accordance with this Agreement in a commercial transaction to an unrelated third party.

        1.05 Field of Use shall mean the use of Anti-CD4 Antibodies in human
             ------------
therapy. If expanded in accordance with Section 4.04, Field of Use shall also include the use of Anti-CD4 Antibodies in human diagnostics.

        1.06 GenPharm Know-How shall mean any information, data and/or materials
             -----------------
possessed, acquired and/or developed by GenPharm on or prior to the Effective Date or during the term of this Agreement relating to Anti-CD4 Antibodies that are not generally known or available, which information, data and materials are necessary or useful in order to manufacture, use, conduct research and/or development relating to, sell or seek approval to market Anti-CD4 Antibodies and, in particular, any such information, data or materials relating to processes for preparing, using or formulating or to the pharmacological, biological or clinical properties of Anti-CD4 Antibodies.

        1.07 GenPharm Patent Rights shall mean:
             -----------------------
            (a) Patents and/or patent applications in the Territory that
                GenPharm now owns or controls or that GenPharm may come to own or control at any time during the term of this Agreement as listed in Appendix A attached hereto, which Appendix shall be promptly revised by the parties to account for any and all patents or patent applications that GenPharm may come to own or control in the Territory following the Effective Date;

            (b) Patents in the Territory issued from applications described in
                (a) above or from divisionals or continuations of such applications;

            (c) Claims of continuation-in-part applications in the Territory, and of the resulting patents, which are directed to subject matter specifically described in the patents and/or patent applications described in (a) or (b) above;

            (d) Claims of all later filed patent applications in the Territory, and of the resulting patents, which are directed to subject matter specifically described in the patents and/or patent applications described in (a), (b), or (c) above; and

            (e) Any reissues of patents described in (a), (b), (c) or (d) above.

        For purposes of this definition, "control" by GenPharm of a patent or patent application shall mean GenPharm's having the right to grant to Eisai licenses or sublicenses thereunder within the Field of Use and in the Territory, without violating any rights of or obligations to third parties. Control may arise through ownership or license or other contractual rights.

        1.08 Net Third Party Sales [*****]
             ---------------------

        1.09 Other Asian Countries shall mean all countries within the Territory
             ---------------------
other than Japan.

        1.10 Product Liability shall mean liability to a third party resulting
             -----------------
from the consumption, handling or use of Anti-CD4 Antibodies which occurs away from the premises of GenPharm or Eisai after GenPharm or Eisai have relinquished possession.

        1.11 Program Committee shall mean [*****]
             -----------------

        1.12 Research Field shall mean the conduct of research and development
             --------------
activities related to the generation of Anti-CD4 Antibodies in Transgenic Mice.

        1.13 Research Goal shall-mean generation of Anti-CD4 Antibodies in
             -------------
Transgenic Mice, and supply by GenPharm to Eisai of the quantities specified in Sections 2.03 and 3.04 of preclinical and clinical grade biological material containing Anti-CD4 Antibodies suitable for Japanese preclinical and clinical


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

studies in accordance with the requirements of Japanese regulatory authorities.

        1.14 Research Program shall have the meaning assigned to it in Section
             ----------------
2.01 below.

        1.15 Territory shall mean Japan and the other Asian countries that are
             ---------
listed on Appendix B attached hereto.

        1.16 Transgenic Mice shall mean GenPharm proprietary mice that are
             ---------------
transgenic for unrearranged human immunoglobulin genes.

                         ARTICLE II - RESEARCH PROGRAM

        2.01 Program of Research. In a program of research and development
             -------------------
(the "Research Program"), GenPharm, with the close cooperation of Eisai, shall use its best efforts, including the provision of qualified personnel, equipment, materials and facilities, to achieve the Research Goal. An outline of activities that GenPharm shall perform in the course of the Research Program is attached hereto as Appendix C. Appendix C may be revised at any time with the written consent of both parties, which consent shall not unreasonably be withheld. Eisai may have access to all data and information relating to the Research Program during the term of the Agreement. The Research Program shall continue until December 31, 1995, and shall then terminate unless extended by agreement of the parties.

        2.02 Oversight. The conduct of the Research Program shall be overseen
             ---------
and supervised by the Program Committee. Within 30 days after the end of each calendar quarter, GenPharm shall provide the Program Committee with research progress reports containing a reasonably detailed description of the work conducted by it in the course of the Research Program during the preceding quarter and of the results thereof. Research progress and results shall be discussed by the parties at meetings of the Program Committee, which shall bc held no less frequently than quarterly and more often as need arises.

        2.03 Information and Materials for Regulatory Studies. GenPharm shall,
             ------------------------------------------------
without any additional charge, provide Eisai with any and all GenPharm Know-How in connection with the manufacture, use and sale of Anti-CD4 Antibodies in the Territory during the term of this Agreement. Eisai may dispatch its scientist(s) to GenPharm for acquiring GenPharm Know-How during the term of this Agreement subject to agreement by the parties hereto.

        Also, GenPharm shall without additional charge provide to Eisai five (5) grams of preclinical grade and twenty-five (25) grams of clinical grade Anti CD4 Antibody material for use as Eisai may determine in regulatory studies in Japan. The specifications of said preclinical and clinical grade anti-CD4 Antibody material shall be determined by agreement of the parties. Moreover, GenPharm shall provide to Eisai all protocols and results from GenPharm's own preclinical and clinical study activities so that Eisai may decide upon additional work that may be necessary to satisfy Japanese regulatory requirements.

        In addition, ten (10) days following its receipt of the first benchmark payment scheduled in Section 3.02(a), GenPharm shall transfer a working cell bank to Eisai to enable Eisai to perform feasibility studies or generate additional antibody material.

        Eisai shall provide to GenPharm the results of all preclinical and clinical studies conducted by Eisai in Japan for the purpose of Japanese regulatory requirements. Eisai shall have and retain sole ownership of the results of all preclinical and clinical studies conducted by Eisai. Eisai hereby grants to GenPharm a non-exclusive and royalty-free license in the Field of Use and outside the Territory to use the results of all preclinical and clinical studies conducted by Eisai (without any right of sublicense except on a basis where the sublicensee agrees to grant a non-exclusive and royalty-free license in the Field of Use and in the Territory to Eisai to use the results of all corresponding preclinical and clinical studies conducted by GenPharm's sublicensee).

        2.04 Exclusivity. During the term of this Agreement, GenPharm shall
             -----------
not act within the Research Field and the Territory for anyone other than Eisai.

            ARTICLE III - PAYMENTS TO GENPHARM RELATED TO RESEARCH
                                    PROGRAM

        3.01 Research Payments. [*****]
             -----------------

        3.02 Benchmark Payments. [*****]
             ------------------


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]


        3.03 Withholding Tax. Payments due to  GenPharm under Sections 3.01 or
             ---------------
3.02(a) and 3.02(b) will be made without any withholding for or on account of taxes or other charges. If Japanese taxing authorities subsequently determine that taxes should have been withheld on any such payments and assess Eisai for such taxes, GenPharm will pay or reimburse Eisai for the taxes so assessed, together with any interest or penalties required to be paid thereon. GenPharm agrees to provide any cost information requested by the Japanese taxing authorities, and otherwise to cooperate with Eisai in seeking to establish that the payments are not subject to withholding. Any tax which may be required by Japanese taxing authorities to be withheld on the payments provided for in
Section 3.02(c) shall be deductible from the payments, provided that Eisai shall


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

furnish GenPharm with a copy of the official tax receipt for the payment of such withholding tax.

        3.04 Supply of Additional Material for Regulatory Studies. For GenPharm's supply to Eisai of any antibody material for regulatory studies in Japan in excess of the five (5) grams of preclinical grade material and twenty-five (25) grams of clinical grade material to be furnished to Eisai in accordance with Section 2.03, Eisai shall pay GenPharm an amount equal to [*****] along with any invoice sent to Eisai.

          ARTICLE IV - OWNERSHIP OF INVENTIONS, GRANT OF LICENSE, AND
                                    PATENTS

        4.01 Ownership of Intellectual Property. Each party shall have and
             ----------------------------------
retain sole ownership of technical information and data, know-how, trade secrets and inventions, whether or not patented or patentable, developed or made by its own employees, consultants or agents. The parties shall have joint ownership of technical information and data, know-how, trade secrets and inventions (the "Jointly-Owned Technology"), whether or not patented or patentable, developed or made jointly by employees, consultants or agents of each party during the term of this Agreement. Each party shall have the right (with the right to sublicense) to use the Jointly-Owned Technology in perpetuity for any purpose without accounting to the other party.

        4.02 Filing and Prosecution of Patent Applications. GenPharm shall, at
             ---------------------------------------------
its own expense, prosecute and maintain the Japanese patent applications included in the GenPharm Patent Rights. Unless otherwise agreed in writing by the parties, GenPharm shall, in its own name and at its sole expense, file, prosecute and maintain in Japan any patent applications relating to Anti-CD4


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Antibodies that GenPharm has filed in any country outside the Territory, and shall use reasonable efforts to obtain and maintain patent registrations based on such applications.

        GenPharm may, in its own name and at its sole expense, file, prosecute and maintain patent applications covering GenPharm Patent Rights in Other Asian Countries. In the event that GenPharm fails to file, prosecute and maintain a patent application covering such GenPharm Patent Rights in any Other Asian Country within sixty (60) days after Eisai has requested that it do so, Eisai may, in GenPharm's name but at Eisai's sole expense, file, prosecute and maintain such application in such country. Eisai may recover the costs of any such patent application filing, etc., by it through deduction from payments due to GenPharm under Section 5.02 or 5.03 in respect of activities in such country, but not so as to reduce any such payment, after allowance of any deductions permitted under Section 5.04, by more than [*****] (if the payment is a royalty at the rate of [*****] Net Third Party Sales or a [*****] share of Affiliate and Sublicensee Revenues) or [*****] (if the payment is a royalty at the rate of ***** of Net Third Party Sales or a [*****] share of Affiliate and Sublicensee Revenues).

        4.03 License. GenPharm hereby grants to Eisai and its Affiliates the
             -------
exclusive (even as to GenPharm) right and license (with the right to sublicense upon prior written notice to GenPharm, except that sublicensing of manufacturing rights shall require GenPharm's prior written approval, which approval shall not unreasonably be withheld) within the Field of Use and in the Territory under the GenPharm Patent Rights and GenPharm Know How to manufacture, use and sell Anti-CD4 Antibodies under Eisai's trademarks or trade names, subject to the obligation to pay royalties to GenPharm in accordance with Article V.

        In case Eisai exercises the right to manufacture Anti-CD4 Antibodies, Eisai shall give GenPharm at least eighteen (18) months' prior written notice of its intention to exercise such right.

        The term of this license shall continue until the later of (a) the date of expiration or other termination of the last to expire or terminate of the GenPharm Patent Rights in Japan, or (b) fifteen (15) years from the Date of First Commercial Sale. Following such term, the license under this Section 4.03 shall become non-exclusive, perpetual and royalty-free.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        4.04 Expansion of Field of Use. [*****]
             -------------------------

        4.05 Patents on Jointly-Owned Technology. Eisai shall have the right to
             -----------------------------------
file, in the joint names of GenPharm and Eisai and at Eisai's sole expense, patent applications in any country in the Territory with respect to Jointly-Owned Technology. GenPharm shall have the right to file, in the joint names of GenPharm and Eisai and at GenPharm's sole expense, patent applications in any country outside the Territory with respect to Jointly-Owned Technology.
In the event that either party elects not to exercise its right to file a patent application with respect to the Jointly-Owned Technology in any country in which it had the right to file such application within six (6) months after it has been requested to do so by the other party, the other party shall have the right to file an application in such country in its own name and at its sole expense.

        4.06 Enforcement of Patents Covering Jointly-Owned Technology. Eisai
             --------------------------------------------------------
may, at Eisai's sole expense, enforce patent protection for any patent or application related to the Jointly-Owned Technology that was filed by Eisai in any country in the Territory. GenPharm may, at GenPharm's sole expense, enforce patent protection for any patent or application related to the Jointly-Owned Technology that was filed by GenPharm in any country outside the Territory. In the event either party elects not to enforce patent protection for any patent covering Jointly-Owned Technology filed by it, the other party may do so in its own name and at its sole expense. The party enforcing patent protection in accordance with this Section may retain any damages awarded in enforcement proceedings.

        4.07 Cooperation. The parties agree to cooperate with and inform each
             -----------
other with respect to patent filing and enforcement for the Jointly-Owned Technology and GenPharm Patent Rights.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                 ARTICLE V - ROYALTIES AND BULK PURCHASE PRICE

        5.01 Supply Agreement. Upon request of Eisai, GenPharm agrees to
             ----------------
supply Eisai with bulk Anti-CD4 Antibodies under separate agreement to be entered into between the parties.

        5.02 Earned Royalties. [*****]
             ----------------


        5.03 Affiliate and Sublicensee Revenues. [*****]
             ----------------------------------


        5.04 Third Party Royalties. [*****]
             ---------------------


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]

        5.05 Bulk Purchase Price. [*****]
             -------------------


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]
        5.06 Warranty. GenPharm will warrant that any bulk Anti-CD4 Antibodies
             --------
supplied by it to Eisai, under a bulk supply agreement as set forth in Section
5.01 shall conform in all respects to the specifications to be agreed upon in writing by the parties in due course.

        5.07 Regulatory Compliance. GenPharm shall comply with all applicable
             ---------------------
cGMP's and cGLP's relating to Anti-CD4 Antibodies. The term "cGMP's" means the current Good Manufacturing Practices as described in Title 21 of the United States Code of Federal Regulations, Parts 210 and 211, as in effect from time to time. The term "cGLP's" means the current Good Laboratories Practices as described in Title 21 of the United States Code of Federal Regulations, Part 58, as in effect from time to time.

        5.08 Diligent Effort. Eisai shall diligently endeavor to commercialize
             ---------------
Anti-CD4 Antibodies within the Field of Use in [*****]

        5.09 Payments. Computations and Records
             -----------------------------------

        (a) Earned royalty payments and payments of Affiliate and Sublicensee Revenues shall be due within forty-five (45) days after the close of the calendar quarter in which they accrue. Each payment shall be accompanied by a report setting forth the following:

            (i) the amount of Net Third Party Sales, by product and country of sale;

            (ii) the amount of Affiliate and Sublicensee Revenues, by product and country of sale or sublicensing; and

            (iii) the amount of royalty or share of Affiliate and Sublicensee
                  Revenues due for the quarter.

        (b) Payments hereunder shall be made in United States dollars or in


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

such other currency or currencies as the parties may agree, subject to deduction of any taxes or other charges required to be paid or withheld under applicable laws, regulations or threaty, provided a copy of the official tax receipt or other official receipt for any such deduction is furnished to the payee. Net Third Party Sales or Affiliate and Sublicensee Revenues not denominated in United States dollars and the amounts payable thereon shall first be determined in the currency in which such Net Third Party Sales or Affiliate and Sublicensee Revenues were realized, and shall then be convened into the equivalent number of United States dollars at the average of the closing buying and selling exchange rates, two days prior to the date of payment, established by the Tokyo foreign exchange market.

        (c) Interest shall accrue and be payable on overdue payments at the rate of 10% per annum.

        (d) Eisai shall keep full and accurate books and records setting forth its and its Affiliates' and sublicensees' gross sales or other transfers for value of Anti-CD4 Antibodies and sublicensing activities hereunder, the Net Third Party Sales and Affiliate and Sublicensee Revenues, and the amounts payable to GenPharm as provided above.

        Eisai shall permit independent certified public accountants selected by GenPharm and reasonably acceptable to Eisai to examine such books and records upon reasonable notice during normal working hours, but not later than two years following the payment in question, for the purpose of verifying the reports, accountings and payments hereunder. Such independent accountants shall not disclose to GenPharm any cost data or other confidential information of Eisai or its Affiliates or sublicensees. The opinion of such independent accountants regarding such report, accountings and payments shall be binding on the parties hereto. The fees and expenses of the independent accountants shall be paid by GenPharm, except that if the opinion of the independent accountants shows that less than 95% of the amounts due to GenPharm has been reported and paid, such fees and expenses shall be paid by Eisai.

                       ARTICLE VI - TERM AND TERMINATION

        6.01 Term and Termination. This Agreement shall be deemed to have
             --------------------
become effective on the Effective Date, and shall expire upon expiration of the term of the exclusive license granted under Section 4.03. This Agreement may be terminated:

             (a) at any time, upon agreement of the parties;

             (b) by Eisai, upon 180 days' notice to GenPharm;

             (c) by either party immediately, if the other party materially defaults in the performance of any of its obligations hereunder and such default continues uncured for a period of ninety (90) days after the date of written notice of such default; or

             (d) by either party immediately, if the other party shall have become insolvent or bankrupt, or any case or proceeding shall have been commenced by or against the other party in bankruptcy or seeking liquidation, dissolution or winding-up, and any such event shall have continued for sixty (60) days without being dismissed, bonded or discharged (during which period Eisai's payment obligations to GenPharm hereunder shall be suspended).

        6.02 Effect of Expiration or Termination. The expiration or termination
             ------------------------------------
of this Agreement shall not affect the rights or obligations of the parties that have accrued prior to such expiration or termination. Article VII shall survive the expiration or termination of this Agreement.

        6.03 Termination Due to Delay or Failure to Generate Antibodies. If the
             ----------------------------------------------------------
Research Program is delayed substantially from the schedule set forth in Appendix C attached hereto for any reason whatsoever, including resignation or departure of key GenPharm employees, or GenPharm fails to generate, as confirmed by Eisai, Anti-CD4 Antibodies in Transgenic Mice, with specificity and affinity as defined in Appendix D, by March 31, 1994, Eisai may give notice to GenPharm of its intention to terminate this Agreement if the delay in the Research Program or failure to generate antibodies is not cured within the next 240 days (during which period Eisai's payment obligations to GenPharm shall be suspended).

        At the end of such 240 day period if no such cure has been effected, and for the ensuing thirty (30) days (or such further period as the parties may agree), Eisai shall have the right to terminate this Agreement by notice to GenPharm. In such event, the license granted to Eisai in Section 4.03 shall terminate, but GenPharm shall provide to Eisai all GenPharm Know-How and biological materials relating to Anti-CD4 Antibodies developed during the term of this Agreement for Eisai's use on such terms and conditions, including reasonable compensation to GenPharm, as the parties may agree. The parties shall endeavor in good faith to agree upon terms and conditions for the use of such know-how and materials that would be fair to each. If they are unable to agree, the matter shall be resolved in accordance with Section 8.13.

        6.04 Rights After Termination Due to Breach by GenPharm. In the event
             ---------------------------------------------------
that Eisai terminates this Agreement in accordance with the provisions of
Section 6.01(c) or (d), the license granted to Eisai in Section 4.03 shall survive and become royalty-free. In such event, GenPharm shall provide to Eisai, without charge, all GenPharm Know-How and biological materials relating to Anti-CD4 Antibodies developed during the term of this Agreement, for Eisai's use as permitted by the terms of such license.

        6.05 Rights After Termination Due to Breach by Eisai. In the event that
             -----------------------------------------------
GenPharm terminates this Agreement in accordance with the provisions of
Section 6.01(c) or (d), the license granted to GenPharm in Section 2.03 shall survive. In such event, Eisai shall provide to GenPharm, without charge, all results of preclinical and clinical studies conducted by Eisai under this Agreement, for GenPharm's use as permitted by the terms of such license.

                       ARTICLE VII - CONFIDENTIALITY

        During the term of this Agreement and thereafter until the expiration of five (5) years from the date of receipt thereof, each party shall keep strictly confidential, and shall not use for any purpose other than the matter hereof, any and all information and materials received from the other party which the disclosing party designates as confidential ("Confidential Information and Materials"). Information and materials developed by GenPharm in the course of the Research Program shall be deemed to be Confidential Information and Materials disclosed to Eisai by GenPharm. There shall not be considered as Confidential Information and Materials any information or materials which:

             (a) is or are already part of the public domain at the time of disclosure or generation under this Agreement or thereafter becomes or become part of the public domain otherwise than by breach of this confidentiality obligation;

             (b) the receiving party can show by competent proof had already come into its possession without violation of this Agreement at the time of disclosure or generation under this Agreement; or
             (c) is communicated by a third party which did not receive the same directly or indirectly from either party or from any other party under a binder of confidentiality.

        Each party may disclose Confidential Information or Materials with the prior written approval of the disclosing pany, to third parties having a valid need to know and who enter into confidentiality agreements with the disclosing party containing restrictions on further disclosure and use no less stringent than the provisions of this Article VII, or as it deems necessary

             (a) in obtaining, maintaining, prosecuting or defending patents in accordance with Sections 4.02, 4.05 and 4.06 above;
             (b)   in prosecuting or defending litigation;
             (c) in connection with clinical trials or as otherwise required for obtaining regulatory approvals; or
             (d) in complying with applicable laws or regulations or fulfilling the disclosure requirements of any securities regulatory agency or securities exchange in the event of a securities offering by it;

provided that it gives the disclosing party prior notice of such disclosure and takes reasonable actions to limit the disclosure.

        Upon expiration or termination of this Agreement, each party shall promptly deliver to the other party all records in its possession or control containing Confidential Information furnished to it by, and all Confidential Materials belonging to, the other party, other than an archival set to be retained by its legal department for compliance purposes.

        Notwithstanding the foregoing, either party may retain all records in its possession or control containing Confidential Information and all Confidential Materials furnished to it by the other that directly relates to any of its license rights that survive such expiration or termination.

                         ARTICLE VIII - MISCELLANEOUS

        8.01 Regulatory Matters. Eisai shall endeavor, with the close
             ------------------
cooperation of GenPharm, to obtain regulatory approvals and authorizations required for the commercialization of Anti-CD4 Antibodies within the Field of Use [*****]

        8.02 Adverse Drug Experiences. Each party shall promptly provide the
             ------------------------
other party with any information that it possesses with respect to adverse drug experiences associated with Anti-CD4 Antibodies.

        8.03 Independent Contractor. Nothing in this Agreement is intended or
             ----------------------
shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. All activities by the parties hereunder shall be performed by them as independent contractors. Neither party shall incur any debts or make any commitments for or on behalf of the other party, unless specifically authorized in writing by an officer of the other party.

        8.04 DISCLAIMER OF WARRANTIES: LIMITATION OF LIABILITY. UNLESS
             ---------------------------------------------------
OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, GENPHARM DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT.


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        8.05 Risk. Unless otherwise provided for in this Agreement, each party
             ----
assumes any and all risks of personal injury or property damage attributable to the negligent acts or omissions of that party or the officers, employees or agents thereof. Unless otherwise provided for in this Agreement, each party shall indemnify the other party and its officers, directors, employees and agents against and hold them harmless from any loss, damage, liability or expense (including legal costs) resulting from the indemnifying party's conduct.

        8.06 Representation Regarding GenPharm Patent Rights. [*****]
             -----------------------------------------------


        In the event that Eisai has reason to believe that a third party is infringing upon the rights granted hereunder in the Territory, Eisai shall notify GenPharm, and GenPharm may, at GenPharm's sole expense, promptly take legal action against such third party. Eisai shall cooperate with GenPharm with respect to such legal action. If GenPharm does not take legal action or proceed diligently with such legal action within a reasonable time after receipt of such notice from Eisai, Eisai shall have the right, at Eisai's sole expense, to take legal action, and GenPharm shall reimburse Eisai for its entire expenses related to such legal action. If GenPharm takes such legal action, any damages that may be recovered, after reimbursement to GenPharm of its costs of litigation, including attorneys' fees, shall be divided equally between the parties. If Eisai takes such legal action, any damages that may be recovered may be retained by Eisai.

        8.07 General Indemnification.
             -----------------------

        [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
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                                       20

[*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*****]


        8.08 Limitations on Assignment. Neither this Agreement nor any
             -------------------------
interest hereunder shall be assignable by either party by operation of law or otherwise without the prior written consent or agreement of the other, except in connection with the sale by GenPharm of all or substantially all of its assets to any person or entity other than a major Japanese pharmaceutical company or its Affiliate. This Agreement shall inure to the benefit of and shall be binding upon the parties and their successors and permitted assigns, and the name of a party appearing herein shall be deemed to include the names of such party's successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.

        8.09 Further Acts and Instruments. Each party agrees to execute,
             ----------------------------
acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

        8.10 Entire Agreement; Amendment. This Agreement constitutes and
             ---------------------------
contains the entire agreement of the parties with respect to its subject matter, and supersedes all prior negotiations, correspondence, understandings and agreements between the parties respecting the subject matter hereof. This Agreement may be amended or modified or one or more provisions hereof may be waived only by a written instrument signed by authorized officers of both parties.

        8.11 Severability. Whenever possible, each provision of this Agreement
             ------------
shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, said provision shall be ineffective only to


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
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                                       22
the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

        8.12 Headings and Captions. The headings and captions contained in this
             ---------------------
Agreement are for convenience only, and are to be of no force or effect in construing and interpreting the provisions of this Agreement.

        8.13 Disputes. Any controversy or claim arising out of or relating to
             --------
this Agreement or the breach or alleged breach thereof which the parties fail to settle amicably shall be finally settled by arbitration in accordance with the Japan-American Trade Arbitration Agreement of September 16, 1952, by which each party shall be bound.

        If the arbitration is demanded by GenPharm, it shall be held in Tokyo, Japan, and if the arbitration is demanded by Eisai, it shall be held in San Francisco, California, U.S.A.

        8.14 No Waiver for Failure to Enforce Compliance. Failure of either
             -------------------------------------------
party to insist upon strict observance of or compliance with any of the terms of this Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon observance of or compliance with such term thereafter, or with any of the other terms of this Agreement.

        8.15 No Trademark or Trade Name License. Neither party shall have any
             ----------------------------------
right to use, for advertising, publicity .or other commercial purposes, the name or any trade name or trademarks, or contraction, abbreviation or simulation thereof, of the other party without the latter's prior written consent.

        8.16 No Announcements. Neither party shall make any announcements or
             ----------------
otherwise make public any information concerning this Agreement or GenPharm's business dealings with Eisai except as approved by the other, which approval shall not unreasonably be withheld; provided, however, that either party may disclose such information in complying with applicable laws or regulations or fulfilling the disclosure requirements of any securities regulatory agency or securities exchange in the event of a securities offering by it.

        8.17 Notices. Any notice, report, request, approval, payment, consent or
             -------
other communication required or permitted to be given under this Agreement shall be in writing and shall, for all purposes, be deemed to be fully given and received if delivered in person or sent by registered mail, postage prepaid, to the respective parties at their respective addresses set forth at the head of this Agreement or by facsimile transmission to the following facsimile telephone number of the party:

        Eisai: (03) 3811-1459
        GenPharm: (415) 964-3537

Either party may change its address or facsimile telephone number for facsimile transmission for the purpose of this Agreement by giving the other party written notice of its new address or facsimile telephone number.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their respective authorized officers.

                                EISAI CO., LTD.

                                    /s/ Haruo Naito
                                By: Haruo Naito
                                Title: President, CEO

Attested by
/s/ Tatsuo Kowsoki
Director Logistic Licensing
and International Relations

                                GENPHARM INTERNATIONAL, INC.

                                     /s/ Jonathan MacQuitty
                                By: Jonathan MacQuitty
                                Title: Chief Executive Officer

Attested by
/s/ Thomas Edwin Woodhouse
Law Office
Thomas Edwin Woodhouse

                                 CONFIDENTIAL
                                 ------------

                                  APPENDIX A
                                  ----------


                                                                              International   National
DOCKET NO.       Country      Title/Subiect                 Inventor(s)       Serial No.      Serial No.          Status/Action
----------       -------      -------------                 -----------       -------------   ----------          -------------
106-2JP          Japan        TRANSGENIC NON-HUMAN          LONBERG, KAY      PCT/US91/06185  NOT YET AVAILABLE   ENTERED NATIONAL
(14643-5JP)                   ANIMALS CAPABLE OF                                                                  PHASE 02/28/93;
                              PRODUCING HETEROLOGOUS                                                              08/28/98 REQUEST
                              ANTIBODIES                                                                          EXAMINATION

106-2KR          Korea        TRANSGENIC NON-HUMAN          LONBERG, KAY      PCT/US91/06185  93-700594           ENTERED NATIONAL
(l4643-5KR)                   ANIMALS CAPABLE OF                                                                  PHASE 02/28/93
                              PRODUCING HETEROLOGOUS
                              ANTIBODIES

107-lJP          Japan        HOMOLOGOUS RECOMBINATION IN   KAY, BERNS        PCT/US91/05917  NOT YET AVAILABLE   ENTERED NATL.
(14643-32JP)                  MAMMALIAN CELLS               KRIMPENFORT                                           PHASE 02/28/93;
                                                            PIEPER, STRIJKER                                      08/28/98 REQUEST
                                                                                                                  EXAMINATION

109-2PC          PCT          TRANSGENIC IMMUNODEFICIENT    TERHORST, HUANG   PCT/US92/04823        --            ENTER NATIONAL
(14643-33-lPC)                NON-HUMAN ANIMALS                                                                   PHASE 12/14/93

110-lPC          PCT          GENE TARGETING IN ANIMAL      BERNS, ROBANUS    PCT/US92/07184        --            ENTER NATIONAL
(14643-3-lPC)                 CELLS USING ISOGENIC DNA      MAANDAG, TE RIELE                                     PHASE 02/20/94
                              CONSTRUCTS

112-2PC          PCT          TRANSGENIC NON-HUMAN          LONBERG, KAY      PCT/US92/10983        --            07/17/93 ELECT
(14643-9-2PC)                 ANIMALS FOR PRODUCING                                                               CHAPTER II
                              HETEROLOGOUS ANTIB0DIES

                                  APPENDIX B

                    List of the Countries in the Territory
                    --------------------------------------

                                    [*****]




***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  APPENDIX C

                                    [*****]





***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    [*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        [*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                ATTACHMENT C-1



                                    [*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                  APPENDIX D


[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                ATTACHMENT D-1

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                ATTACHMENT D-1

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                ATTACHMENT D-2

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
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

                              AMENDMENT NO. 1 TO
                COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

        THIS AMENDMENT is effective as of the 10th day of October, 1995, and amends the Cooperative Research and Development Agreement effective May 31,1993 (the "Agreement") between EISAI Co., LTD. and GENPHARM INTERNATIONAL, INC. ("GenPharm").

        The parties to the Agreement hereby amend the Agreement as follows:

        [*****]

        IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of the parties to the Agreement as of the date first set forth above.

EISAICO., LTD.

BY: /s/ Haruo Naito
Name: Haruo Naito
Title: CEO

GENPHARM INTERNATIONAL, INC.

By: /s/ Jonathan MacQuitty
Name: J. J. MacQuitty
Title:  CEO



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   GENPHARM
                                INTERNATIONAL

                              AMENDMENT NO. 2 TO
                COOPERATIVE RESEARCH AND DEVELOPMENT AGREEMENT

        THIS AMENDMENT is effective as of the a 26th day of April, 1996, and amends the Cooperative Research and Development Agreement effective May 31, 1993 (the "Agreement") between EISAI CO., LTD. and GENPHARM INTERNATIONAL, INC. ("GenPharm"), as previously amended by Amendment No. 1 thereto effective as of October 10, 1995.

        The parties to the Agreement hereby agree as follows:

        [*****]


***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
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

        IN WITNESS WHEREOF, this amendment has been signed by or on behalf of the parties to the Agreement as of the date first set forth above.

EISAI CO., LTD.

By: /s/ Hanuo Naito
Name: Hanuo Naito
Title: CEO

GENPHARM INTERNATIONAL, INC.

By: /s/ Jonathan MacQuitty
Name:   J.J. MacQuitty
Title:  CEO

                                  SCHEDULE 1

[*****]



***** REPRESENTS CONFIDENTIAL PORTION WHICH HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.